Exhibit 10.2
LEAR CORPORATION
21557 Telegraph Road
Southfield, Michigan 48033
July 6, 2009
To the Holders of Lender Claims
Referred to Below
Ladies and Gentlemen:
               This letter agreement (the “Agreement”) sets forth certain terms and conditions pursuant to which Lear Corporation (“Lear”) and certain of its domestic and Canadian subsidiaries (together with Lear, collectively the “Debtors”) will propose their jointly filed chapter 11 plan of reorganization (a “Plan”) on a consensual basis with the support of the lenders (the “Lenders”) party to that certain Amended and Restated Credit and Guarantee Agreement dated as of April 25, 2006 (as amended, modified or otherwise supplemented from time to time, the “Credit Agreement”), among Lear, certain of its subsidiaries party thereto, the Lenders, JPMorgan Chase Bank, N.A., as general administrative agent thereunder (in such capacity, the “Administrative Agent”), and the other parties signatory thereto.
               Capitalized terms not defined herein shall have the meaning ascribed to such terms in the Restructuring Term Sheet (as defined below).
               The parties hereto hereby agree as follows:
               1. Proposed Plan of Reorganization
               Each of the Debtors proposes to commence voluntary, pre-arranged cases (collectively, the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) to be jointly administered. Certain Canadian subsidiary Debtors (the “Canadian Debtors”) propose to commence parallel cases under section 18.6 of the Companies’ Creditors Arrangement Act (the “CCAA Cases”) in the Ontario Superior Courts Commercial List (the “Canadian Court”), in which such Canadian Debtors will seek relief consistent with the relief sought by the Debtors in the Chapter 11 Cases. As part of the Chapter 11 Cases, the Debtors intend to file a disclosure statement and related Plan, which will provide for, among other things, certain distributions on account of the claims of the Lenders under the Credit Agreement (the “Lender Claims”).
               2. Representations and Warranties of the Participating Lenders
               Each Lender identified as a holder of Lender Claims on the signature pages hereto (such Lenders, the “Participating Lenders”) represents and warrants to the Debtors that, as of the date hereof:
               (a) Such Participating Lender (i) either (A) is the sole beneficial owner of the principal amount of Lender Claims set forth below under its signature hereto, or (B) has sole investment or voting discretion with respect to the principal amount of Lender Claims set forth below under its signature and has the power and authority to bind the beneficial owner(s) of such Lender Claims to the terms of this Agreement and (ii) has full power and authority to act on behalf of, vote and consent to matters concerning such Lender Claims and to dispose of, exchange, assign and transfer such Lender Claims. For the purposes of this Agreement, “Participating Lenders” shall not include a holder of Lender Claims signatory hereto in its capacity or to the extent of its holdings as a public-side broker or market maker of Lender Claims or any other claim against or security in the Debtors.
               (b) Such Participating Lender has made no prior assignment, sale, participation, grant, conveyance, or other transfer of, and has not entered into any other agreement to assign, sell, participate, grant, convey or otherwise transfer, in whole or in part, any portion of its right, title, or interests in any Lender Claims that are subject to this Agreement that are inconsistent with the representations and warranties of such Participating Lender herein or would render such Participating Lender otherwise unable to comply with this Agreement and perform its obligations hereunder.
               (c) Such Participating Lender (i) has such knowledge and experience in financial and business matters of this type that it is capable of evaluating the merits and risks of entering into this Agreement and of making an informed investment decision, and has conducted an independent review and analysis of the business and affairs of the Debtors that it considers sufficient and reasonable for purposes of entering into this Agreement and (ii) is an “accredited investor” (as defined by Rule 501 of the Securities Act of 1933, as amended).
               3. Support for a Qualified Plan
               Subject to the terms and conditions hereof and for so long this Agreement has not been terminated as provided herein, and except as otherwise specifically requested in writing by Lear, each Participating Lender shall (and, in the case of the following clauses (a), (b), (c), (d) and (e), shall cause each of its affiliates, subsidiaries, representatives, agents and employees to) (a) (i) vote its Lender Claims to accept any Plan proposed by the Debtors incorporating the terms and conditions set forth on the term sheet annexed hereto as Exhibit 1, which term sheet is expressly incorporated by reference herein and made a part of this Agreement as if fully set forth herein (as such term sheet may be modified in accordance with Section 9 hereof, the “Restructuring Term Sheet”), consistent in all material respects with this Agreement and the Restructuring Term Sheet, and in form and substance reasonably satisfactory to the Debtors (a “Qualified Plan”) by delivering its duly executed and completed ballot accepting such Qualified Plan on a timely basis following commencement of the solicitation of acceptances of such Qualified Plan in accordance with sections 1125 and 1126 of the Bankruptcy Code and (ii) not change or withdraw such vote (or cause or direct such vote to be changed or withdrawn), (b) support, and take all reasonable actions necessary or reasonably requested by the Debtors to facilitate, the solicitation, confirmation and consummation of a Qualified Plan and the transactions contemplated thereby, (c) not object to, or vote any of its Lender Claims to reject, a Qualified Plan or otherwise take any action or commence any proceeding to oppose or to seek any modification of a Qualified Plan, the related disclosure statement, in form and substance reasonably satisfactory to the Debtors and consistent in all material respects with this Agreement and the Restructuring Term Sheet (the “Disclosure Statement”), or any other reorganization documents filed by any of the Debtors in connection with the Chapter 11 Cases and the confirmation of a Qualified Plan, (d) not directly or indirectly seek, solicit, support, encourage, vote its Lender Claims for, consent to, encourage, or participate in any discussions regarding or the negotiation or formulation of (i) any plan of reorganization, proposal, offer, dissolution, winding up, liquidation, reorganization, merger, consolidation, business combination, joint venture, partnership, sale of assets or restructuring for any of the Debtors (each, an “Alternative Proposal”) other than a Qualified Plan or (ii) any other action that is inconsistent with, or that would delay or obstruct the proposal, solicitation, confirmation, or consummation of, a Qualified Plan, and (e) support customary release provisions contained in any Qualified Plan in favor of the Debtors and its agents, including their respective officers, directors and employees.
               Each Participating Lender agrees to permit disclosure in the Disclosure Statement and any filings by the Debtors with the Securities and Exchange Commission and any other regulatory agency to which the Debtors may be subject of the contents of this Agreement, including, but not limited to, the aggregate Lender Claims held by all Lenders; provided that (i) the Debtors shall provide a draft of such disclosure to the Administrative Agent (on behalf of the Participating Lenders) and a reasonable amount of time to review such draft prior to such disclosure being made and (ii) the Debtors shall not disclose the amount of any individual Lender Claim, except as otherwise required by applicable law.
               4. Transfer of Lender Claims
               Each Participating Lender agrees that so long as this Agreement has not been terminated in accordance with its terms it shall not directly or indirectly (a) grant any proxies to any person in connection with its Lender Claims to vote on the Plan, or (b) sell, pledge, hypothecate or otherwise transfer or dispose of, or grant, issue or sell any option, right to acquire, voting, participation or other interest in (“Transfer”) any Lender Claims, except in accordance with the terms of the Credit Agreement and to a party that agrees in writing to be subject to the terms and conditions of this Agreement as a “Participating Lender”, which writing shall be in form and substance reasonably satisfactory to the Administrative Agent and the Debtors. Each Participating Lender agrees to notify the Debtors in writing before the close of two (2) business days after such Transfer of its Lender Claims and to provide the Debtors with a signed agreement of the transferee agreeing to be subject to the terms and conditions of this Agreement before the close of two (2) business days after such Transfer. Any Transfer of any Lender Claim that does not comply with the foregoing shall be deemed void ab initio. This Agreement shall in no way be construed to preclude any Lender from acquiring additional Lender Claims or any other interests in any Debtors; provided, however, that any such additional Lender Claims or other interests in such Debtor shall, upon acquisition, automatically be deemed to be subject to all the terms of this Agreement.
               5. The Debtors’ Covenants
               As long as a Termination Event (as defined below) has not occurred, or has occurred but has been duly waived in accordance with the terms hereof, the Debtors shall, to the extent not inconsistent with the fiduciary obligations of any of the Debtors or any of their respective subsidiaries under applicable law, use their commercially reasonable efforts to:
               (a) file the Disclosure Statement and prosecute its approval by the Bankruptcy Court within the time frame set forth herein;
               (b) obtain from the Bankruptcy Court an order confirming a Qualified Plan (the “Confirmation Order”) within the time frame set forth herein, which Confirmation Order shall be in form and substance reasonably satisfactory to the Administrative Agent and the Debtors and consistent in all material respects with this Agreement and the Restructuring Term Sheet; and
               (c) effectuate and consummate a Qualified Plan within the timeframe set forth herein.
               6. Termination of Obligations
               (a) This Agreement shall terminate and all obligations of the parties hereto shall immediately terminate and be of no further force and effect as follows:
               (i) by the mutual written consent of Lear and Participating Lenders holding more than 66 2/3% of the Lender Claims bound under this Agreement (the “Requisite Participating Lenders”);
               (ii) on the date that is five (5) business days following the occurrence of any of the events listed below (each, a “Termination Event”), unless such Termination Event is waived by the Requisite Participating Lenders within such five (5) business day period:
               (A) the Chapter 11 Cases shall not have been filed by July 9, 2009 (or such later date as may be agreed by Lear and the Requisite Participating Lenders);
               (B) a Qualified Plan and the Disclosure Statement shall not have been filed within 60 days after the filing date of the Chapter 11 Cases (the “Petition Date”) (or such later date as may be agreed by Lear and the Requisite Participating Lenders);
               (C) the Bankruptcy Court shall not have entered an order, in form and substance reasonably satisfactory to the Administrative Agent, approving the adequacy of the Disclosure Statement within 150 days after the Petition Date (or such later date as may be agreed by Lear and the Requisite Participating Lenders);
               (D) the Bankruptcy Court shall not have entered the Confirmation Order within 270 days after the Petition Date (or such later date as may be agreed by Lear and the Requisite Participating Lenders);

               (E) a Qualified Plan shall not have been consummated within 300 days after the Petition Date (or such later date as may be agreed by Lear and the Requisite Participating Lenders);
               (F) the Debtors shall (1) materially breach the Debtors’ covenants set forth in Section 5 above, (2) publicly announce their intention not to pursue a Qualified Plan, or (3) propose, accept or file a motion with the Bankruptcy Court seeking approval of an Alternative Proposal;
               (G) (1) an examiner with expanded powers or a trustee shall have been appointed in any of the Chapter 11 Cases, or (2) any of the Chapter 11 Cases shall have been converted to cases under Chapter 7;
               (H) the Chapter 11 Case of any Debtor that is a obligor or guarantor under the Credit Agreement is involuntarily dismissed;
               (I) the Bankruptcy Court does not enter, within 10 days after the Petition Date, an order governing the use by the Debtors of the Lenders’ cash collateral and granting adequate protection to the Lenders, substantially in the form annexed hereto as Exhibit 2;
               (J) the Bankruptcy Court does not enter, within 60 days after the Petition Date, a debtor in possession financing order, in form and substance reasonably satisfactory to the Administrative Agent and approving the DIP Facility (as defined in the Restructuring Term Sheet);
               (K) an event of default shall have occurred and be continuing under the Debtors’ debtor in possession financing facility and the obligations under such facility shall have been accelerated and declared due and payable;
               (L) a “Termination Event” shall have occurred under the Noteholder Plan Support Agreement (as defined in the Restructuring Term Sheet); or
               (M) there shall have occurred a force majeure event (to be defined as a significant global disruption in the financial markets caused by outbreak of war, terrorism, or other incidents, but not adverse changes in the financial, banking or capital markets generally);
provided that the Administrative Agent shall promptly provide notice of any Termination Event to Lear (it being understood that failure to provide such notice shall not constitute a waiver of such Termination Event); or

               (iii) upon delivery of written notice of termination to the Administrative Agent by Lear following any material breach of any of the Participating Lenders’ representations, warranties, covenants or agreements set forth in this Agreement.
               (b) Upon termination of this Agreement in accordance with the terms herein, this Agreement shall forthwith become void and of no further force or effect, each party hereto shall be released from its commitments, undertakings and agreements under or related to this Agreement, and there shall be no liability or obligation on the part of any party hereto; provided, however, that in no event shall any such termination relieve a party hereto from liability for its breach or non-performance of its obligations hereunder prior to the date of such termination. Upon the occurrence of any termination of this Agreement, any and all votes delivered by a Participating Lender prior to such termination shall be deemed, for all purposes, to be null and void from the first instance and shall not be considered or otherwise used in any manner by the Debtors.
               7. Specific Performance
               It is understood and agreed by the parties that money damages would not be a sufficient remedy for any breach of this Agreement by any party and each non-breaching party shall be entitled to seek specific performance and injunctive or other equitable relief, including attorneys fees and costs, as a remedy of any such breach, and each party agrees to waive any requirement for the securing or posting of a bond in connection with such remedy, in addition to any other remedy to which such non-breaching party may be entitled, at law or in equity.
               8. Prior Negotiations
               This Agreement supersedes all prior negotiations, and documents reflecting such prior negotiations, between and among the Debtors and the Lenders (and their respective advisors), with respect to the subject matter hereof.
               9. Amendments
               No amendment, modification, waiver or other supplement of the terms of this Agreement or the Restructuring Term Sheet shall be valid unless such amendment, modification, waiver or other supplement is in writing and has been signed by the Debtors and the Requisite Participating Lenders, provided, however, (a) the written consent of each Participating Lender shall be required for any amendment, modification, waiver or other supplement of this Agreement that (i) amends or modifies in any way the definition of Conflicted Lender (as defined below)as used in this Agreement or (ii) amends or modifies in any way the definition of Requisite Participating Lenders as used in this Agreement, (b) the written consent of Participating Lenders holding at least 66 2/3% of the aggregate Lender Claims or, if the Participating Lenders hold in the aggregate less than such percentage of the aggregate Lender Claims, then the written consent of each Participating Lender, shall be required for any amendment, modification, waiver or other supplement of this Agreement that effects a material change to the treatment of the Class 3A – Prepetition Credit Agreement Secured Claims or the Class 5A – Other Unsecured Claims (each as defined in the Restructuring Term Sheet) from that reflected in the Restructuring Term Sheet as of the date hereof, and (c) a Conflicted Lender shall have no vote on any matter herein and its Lender Claims will not count for any purposes in calculating Requisite Participating Lenders.
               “Conflicted Lender” shall be any Lender that, as of any date of determination, (a) objects in any respect to any of the relief requested by the Debtors in their motion for approval of the DIP Facility filed with the Bankruptcy Court or (b) holds nominal unsecured senior notes claims against the Debtors that (determined on a percentage basis of the total unsecured senior notes claims against the Debtors) exceed 50% of its nominal Lender Claims (determined on a percentage basis of the total Lender Claims of all Lenders). By way of example with respect to clause (b) in the immediately preceding sentence, if a Lender held 30% of the aggregate Lender Claims, it would be a Conflicted Lender if it held more than 15% of the aggregate unsecured senior notes claims against the Debtors.
               For the purposes hereof, immaterial changes to the Restructuring Term Sheet shall not constitute a modification or amendment thereof or of this Agreement and may be made by the Debtors and the Administrative Agent.
               10. Independent Analysis
               Each Participating Lender hereby confirms that it has made its own decision to execute this Agreement based upon its own independent assessment of documents and information available to it, as it deemed appropriate.
               11. Governing Law
               This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York. By its execution and delivery of this Agreement, each of the parties hereto hereby irrevocably and unconditionally agrees for itself that any legal action, suit or proceeding against it with respect to any matter under or arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, may be brought in either a state or federal court of competent jurisdiction in the State of New York. By execution and delivery of this Agreement, each of the parties hereto hereby irrevocably accepts and submits itself to the nonexclusive jurisdiction of each such court, generally and unconditionally, with respect to any such action, suit or proceeding. Notwithstanding the foregoing consent to jurisdiction in either a state or federal court of competent jurisdiction in the State of New York, upon the commencement of the Chapter 11 Cases, each of the parties hereto hereby agrees that, if the petitions have been filed and the Chapter 11 Cases are pending, the Bankruptcy Court shall have exclusive jurisdiction of all matters arising out of or in connection with this Agreement.
               12. Effective Date
               Upon delivery of its duly executed counterpart signature page, each Participating Lender shall be bound to the terms of this Agreement, and this Agreement shall become effective as between the Debtors and such Participating Lender (the “Effective Date”); provided, that if as of the commencement of the Chapter 11 Cases, the Debtors have not received (a) signature pages to this Agreement from Lenders holding more than 50% of the aggregate amount of Lender

Claims and (b) signatures to the Noteholder Plan Support Agreement from holders of Unsecured Note Claims (as defined in the Restructuring Term Sheet) holding more than 50% of the aggregate amount of Unsecured Notes Claims, this Agreement shall become null and void.
               Upon the Effective Date, the Restructuring Term Sheet shall be deemed effective for the purposes of this Agreement and thereafter the terms and conditions therein may only be amended, modified, waived or otherwise supplemented as set forth in Section 9 above.
               13. Third-Party Beneficiary
               This Agreement is intended for the benefit of the parties hereto and no other person shall have any rights hereunder.
               14. Counterparts
               This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same agreement. Execution copies of this agreement may be delivered by facsimile or otherwise, which shall be deemed to be an original for the purposes of this paragraph.
               15. Headings
               The section headings of this Agreement are for convenience of reference only and shall not, for any purpose, be deemed a part of this Agreement.
               16. Acknowledgment
               This Agreement is not and shall not be deemed to be a solicitation of consents to the Plan. The acceptance of the Lenders will not be solicited until the Lenders have received the Disclosure Statement and related ballot, as approved by the Bankruptcy Court.
               17. Settlement Discussions
               This Agreement and the Restructuring Term Sheet are part of a proposed settlement of matters that could otherwise be the subject of litigation among the parties hereto. Nothing herein shall be deemed an admission of any kind. Pursuant to Federal Rule of Evidence 408 and any applicable state rules of evidence, this Agreement and all negotiations relating thereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce the terms of this Agreement.
               18. No Waiver of Participation and Preservation of Rights
               Except as provided in this Agreement, nothing herein is intended to, does or shall be deemed in any manner to waive, limit, impair or restrict the ability of each of the Lenders to protect and preserve its rights, remedies and interests, including, but not limited to, its claims against any of the Debtors, any liens or security interests it may have in any assets of any of the Debtors, or its full participation in the Chapter 11 Cases. Without limiting the foregoing sentence in any way, if this Agreement is terminated in accordance with its terms for any reason, the parties hereto each fully reserve any and all of their respective rights, remedies and interests, subject to Section 6(b) in the case of any claim for breach of Agreement arising prior to termination.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized officers, solely in their respective capacity as officers of the undersigned and not in any other capacity, as of the date first set forth above.

LEAR CORPORATION (on behalf of itself and all other Debtors)
By:	/s/ Terrence B. Larkin
	Name:	Terrence B. Larkin
	Title:	Senior Vice President, General Counsel and Corporate Secretary

AGREED BY EACH OF THE FOLLOWING
LENDERS

JPMORGAN CHASE BANK, N.A.

Claims under the Credit Agreement:
Notwithstanding anything to the contrary in this Agreement, this Agreement does not apply to the Credit Trading Group of JPMorgan Chase Bank, N.A., provided, however, that the full amount of the Lender Claims set forth on this signature page to this Agreement is subject at all times and in all respects to the support and transfer provisions of this Agreement and, subject to the terms and conditions of Section 4 of this Agreement, the amount set forth on this signature page shall not be reduced in any respect by invocation or application of any of the foregoing or any other provisions of this Agreement or otherwise.

Authorized Signatory:

By:	/s/ Douglas A. Jenks
Name:	Douglas A. Jenks
Title:	Managing Director

Acknowledged by Lear Corporation:

By:	/s/ Robert E. Rossiter
Name:	Robert E. Rossiter
Title:	CEO & President

Bank of America, N.A.

Claims under the Credit Agreement:

Authorized Signatory:

By:	/s/ Chas McDonell
Name:	Chas McDonell
Title:	Senior Vice President
Bank of America, N.A., successor by merger to Merrill Lynch Bank USA
Claims under the Credit Agreement:

Authorized Signatory:

By: Name:	/s/ Chas McDonell Chas McDonell
Title:	Senior Vice President

DEUTSCHE BANK AG — NEW YORK BRANCH

Claims under the Credit Agreement:

Authorized Signatory:

By:	/s/ Valerie Shapiro
Name:	Valerie Shapiro
Title:	Vice President

By:	/s/ Vincent D’Amore
Name:	Vincent D’Amore
Title:	Director

DEUTSCHE BANK AT LONDON BRANCH

Claims under the Credit Agreement:

Authorized Signatory:

Deutsche Bank AG London Branch

By: Name:	/s/ Edward Schaffer Edward Schaffer
Title:	Vice President

By: Name:	/s/ Deirdre D. Cesario Deirdre D. Cesario
Title:	Assistant Vice President

THE ROYAL BANK OF SCOTLAND PLC
Claims under the Credit Agreement:
Authorized Signatory:

By: Name:	/s/ Frank Guerra Frank Guerra
Title:	Managing Director
Icahn Partners LP
Claims under the Credit Agreement:
Authorized Signatory:

By: Name:	/s/ Keith Cozza Keith Cozza
Title:	Chief Compliance Officer
Icahn Partners Master Fund II L.P.
Claims under the Credit Agreement:
Authorized Signatory:

By: Name:	/s/ Keith Cozza Keith Cozza
Title:	Chief Compliance Officer
Icahn Partners Master Fund III L.P.
Claims under the Credit Agreement:
Authorized Signatory:

By: Name:	/s/ Keith Cozza Keith Cozza
Title:	Chief Compliance Officer
Icahn Partners Master Fund LP
Claims under the Credit Agreement:
Authorized Signatory:

By: Name:	/s/ Keith Cozza Keith Cozza
Title:	Chief Compliance Officer

CITIBANK, N.A.
Claims under the Credit Agreement:
Authorized Signatory:

By: Name:	/s/ Wayne Beckmann Wayne Beckmann
Title:	Managing Director — Citibank, N.A. Global Autos and Industrials Department 388 Greenwich Street / 34th Fl Ph. 212-816-5566 / Fax: 646-291-1691
Baltic Funding LLC
Claims under the Credit Agreement:
Authorized Signatory:

By: Name:	/s/ Stacy Lai Stacy Lai
Title:	Assistant Vice President
Sankaty Advisors, LLC as Collateral
Manager for A VERY POINT CLO,
LTD., as Term Lender
Claims under the Credit Agreement:
Authorized Signatory:

By: Name:	/s/ Alan K. Halfenger Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary
Sankaty Advisors, LLC as Collateral
Manager for Castle Hill I -
INGOTS, Ltd., as Term Lender
Claims under the Credit Agreement:
Authorized Signatory:

By: Name:	/s/ Alan K. Halfenger Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

Chatham Light II CLO, Ltd
By: Sankaty Advisors, LLC
as Collateral Manager
Claims under the Credit Agreement:
Authorized Signatory:

By: Name:	/s/ Alan K. Halfenger Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary
Katonah III, Ltd. by Sankaty
Advisors LLC as Sub-Advisors
Claims under the Credit Agreement:
Authorized Signatory:

By: Name:	/s/ Alan K. Halfenger Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary
Katonah IV, Ltd. by Sankaty
Advisors, LLC as Sub-Advisors
Claims under the Credit Agreement:
Authorized Signatory:

By: Name:	/s/ Alan K. Halfenger Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

Sankaty Advisors, LLC as Collateral
Manager for Loan Funding XI LLC,
As Term Lender
Claims under the Credit Agreement:
Authorized Signatory:

By: Name:	/s/ Alan K. Halfenger Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary
Sankaty Advisors, LLC as Collateral
Manager for Race Point CLO,
Limited, as Term Lender
Claims under the Credit Agreement:
Authorized Signatory:

By: Name:	/s/ Alan K. Halfenger Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary
Sankaty Advisors, LLC as Collateral
Manager for Race Point II CLO,
Limited, as Term Lender
Claims under the Credit Agreement:
Authorized Signatory:

By: Name:	/s/ Alan K. Halfenger Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

Sankaty Advisors, LLC as Collateral
Manager for Race Point III CLO,
Limited, as Term Lender
Claims under the Credit Agreement:
Authorized Signatory:

By: Name:	/s/ Alan K. Halfenger Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

Race Point IV CLO, Ltd By: Sankaty Advisors, LLC as Collateral Manager
Claims under the Credit Agreement:
Authorized Signatory:

By: Name:	/s/ Alan K. Halfenger Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary
Sankaty High Yield Partners II, L.P.
Claims under the Credit Agreement:
Authorized Signatory:

By: Name:	/s/ Alan K. Halfenger Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary
Sankaty High Yield Partners III, L.P.
Claims under the Credit Agreement:
Authorized Signatory:

By: Name:	/s/ Alan K. Halfenger Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

SSS Funding II
By: Sankaty Advisors, LLC
as Collateral Manager
Claims under the Credit Agreement:
Authorized Signatory:

By:	/s/ Alan K. Halfenger

Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary
MORGAN STANLEY SENIOR FUNDING, INC
Claims under the Credit Agreement:
Authorized Signatory:

By:	/s/ Ian J. Sandler
Name:	Ian J. Sandler
Title:	Authorized Signatory
Oregon Public Employees Retirement Fund
Claims under the Credit Agreement:
Authorized Signatory:

By:	/s/ Sarah E. Brucks

Name:	Sarah E. Brucks
Title:	Authorized Signatory
KKR Financial CLO 2005-1, Ltd.
Claims under the Credit Agreement:
Authorized Signatory:

By:	/s/ Sarah E. Brucks

Name:	Sarah E. Brucks
Title:	Authorized Signatory

KKR Financial CLO 2005-2, Ltd.
Claims under the Credit Agreement:
Authorized Signatory:

By:	/s/ Sarah E. Brucks

Name:	Sarah E. Brucks
Title:	Authorized Signatory
KKR Financial CLO 2006-1, Ltd.
Claims under the Credit Agreement:
Authorized Signatory:

By:	/s/ Sarah E. Brucks

Name:	Sarah E. Brucks
Title:	Authorized Signatory
KKR Financial CLO 2007-1, Ltd.
Claims under the Credit Agreement:
Authorized Signatory:

By:	/s/ Sarah E. Brucks

Name:	Sarah E. Brucks
Title:	Authorized Signatory
KKR Financial CLO 2007-A, Ltd.
Claims under the Credit Agreement:
Authorized Signatory:

By:	/s/ Sarah E. Brucks

Name:	Sarah E. Brucks
Title:	Authorized Signatory

KKR Financial CLO 2009-1, Ltd.
Claims under the Credit Agreement:
Authorized Signatory:

By:	/s/ Sarah E. Brucks

Name:	Sarah E. Brucks
Title:	Authorized Signatory
Essex Park CDO Ltd.
By: Blackstone Debt Advisors L.P.
as Collateral Manager
Claims under the Credit Agreement:
Authorized Signatory:

By: Name:	/s/ Dean Criares Dean Criares
Title:	Authorized Signatory
INWOOD Park CDO Ltd.
By: Blackstone Debt Advisors L.P.
as Collateral Manager
Claims under the Credit Agreement:
Authorized Signatory:

By: Name:	/s/ Dean Criares Dean Criares
Title:	Authorized Signatory
Lafayette Square CDO Ltd.
By: Blackstone Debt Advisors L.P.
as Collateral Manager
Claims under the Credit Agreement:
Authorized Signatory:

By: Name:	/s/ Dean Criares Dean Criares
Title:	Authorized Signatory

LOAN FUNDING VI LLC,
for itself or as agent for Corporate Loan Funding VI LLC
Claims under the Credit Agreement:
Authorized Signatory:

By: Name:	/s/ Dean Criares Dean Criares
Title:	Authorized Signatory
Prospect Park CDO Ltd.
By: Blackstone Debt Advisors L.P.
as Collateral Manager
Claims under the Credit Agreement:
Authorized Signatory:

By: Name:	/s/ Dean Criares Dean Criares
Title:	Authorized Signatory
UNION SQUARE CDO LTD.
By: Blackstone Debt Advisors L.P.
as Collateral Manager
Claims under the Credit Agreement:
Authorized Signatory:

By: Name:	/s/ Dean Criares Dean Criares
Title:	Authorized Signatory
THE BANK OF NOVA SCOTIA
Claims under the Credit Agreement:
Authorized Signatory:

By:	/s/ James Forward

Name:	James Forward
Title:	Managing Director

Claims under the Credit Agreement:
Authorized Signatory:

DRYDEN IX-SENIOR LOAN FUND 2005
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Illegible
Name:
Title:
Claims under the Credit Agreement:
Authorized Signatory:

Dryden V — Leveraged Loan CDO 2003
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Illegible
Name:
Title:
Claims under the Credit Agreement:
Authorized Signatory:

Dryden VIII — Leveraged Loan CDO 2005
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Illegible
Name:
Title:

Claims under the Credit Agreement:
Authorized Signatory:

Dryden VII — Leveraged Loan CDO 2004
By: Prudential Investment Management, Inc., as Collateral
Manager

By:	/s/ Illegible
Name:
Title:
Claims under the Credit Agreement:
Authorized Signatory:

Dryden XI — Leveraged Loan CDO 2006
By: Prudential Investment Management, Inc., as Collateral
Manager

By:	/s/ Illegible
Name:
Title:
Claims under the Credit Agreement:
Authorized Signatory:

Dryden XVIII Leveraged Loan 2007 Ltd.
By: Prudential Investment Management
as Collateral Manager

By:	/s/ Illegible
Name:
Title:

Claims under the Credit Agreement:
Authorized Signatory:

Dryden XVI — Leveraged Loan CDO 2006
By: Prudential Investment Management, Inc., as Collateral
Manager

By:	/s/ Illegible
Name:
Title:
Claims under the Credit Agreement:
Authorized Signatory:

Dryden XXI Leveraged Loan CDO LLC
By: Prudential Investment Management, Inc., as Collateral
Manager

By:	/s/ Illegible
Name:
Title:
Claims under the Credit Agreement:
Authorized Signatory

Loan Funding V LLC for itself or as agent for Corporate
Loan Funding V LLC
By: Prudential Investment Management, Inc., as Portfolio
Manager

By:	/s/ Illegible
Name:
Title:

Claims under the Credit Agreement:
Authorized Signatory:

The Prudential Series fund – High Yield
Bond Portfolio
By: Prudential Investment Management
as investment advisor

By:	/s/ Illegible
Name:
Title:
Claims under the Credit Agreement:
Authorized Signatory:
Dryden High Yield Fund, Inc.
By: Prudential Investment Management
as Investment advisor

By:	/s/ Illegible
Name:
Title:
Bank of Tokyo — Mitsubishi UFJ Trust Company
Claims under the Credit Agreement:
Authorized Signatory:

By:	/s/ David Noda
Name: David Noda
Title: Vice President and Manager
SUNTRUST BANK
Balance of Loans under Credit Agreement:
Authorized Signatory:

By:	/s/ Amanda Parks
Name: Amanda Parks
Title: SVP

Claims under the Credit Agreement:

OAK HILL CREDIT PARTNERS II,
LIMITED, as a Lender

By: Oak Hill CLO Management II, LLC
As Investment Manager

By:	/s/ Scott D. Krase
Name: Scott D. Krase
Title: Authorized Person
Claims under the Credit Agreement:
GMAM GROUP PENSION TRUST I

By:	STATE STREET BANK AND TRUST
COMPANY, solely as Trustee

By:	/s/ Timothy Norten
Name: Timothy Norten
Title: Officer
Claims under the Credit Agreement:
OAK HILL CREDIT OPPORTUNITIES
FINANCING, LTD., as a Lender

By:	/s/ Scott D. Krase
Name: Scott D. Krase
Title: Authorized Person

Claims under the Credit Agreement:
OAK HILL CREDIT PARTNERS III,
LIMITED, as a Lender
By: Oak Hill CLO Management III, LLC
As Investment Manager

By:	/s/ Scott D. Krase
Name: Scott D. Krase
Title: Authorized Person
Claims under the Credit Agreement:
OAK HILL CREDIT PARTNERS IV,
LIMITED, as a Lender
By: Oak Hill CLO Management IV, LLC
As Investment Manager

By:	/s/ Scott D. Krase
Name: Scott D. Krase
Title: Authorized Person
Claims under the Credit Agreement:
OAK HILL CREDIT PARTNERS V,
LIMITED, as a Lender
By: Oak Hill Advisors, L.P.
As Portfolio Manager

By:	/s/ Scott D. Krase
Name: Scott D. Krase
Title: Authorized Person

Claims under the Credit Agreement:
OHA PARK AVENUE CLO I, LTD., as
a Lender
By: Oak Hill Advisors, L.P.
As Investment Manager

By:	/s/ Scott D. Krase
Name: Scott D. Krase
Title: Authorized Person
Claims under the Credit Agreement:
Stichting Bedrijfstakpensioenfonds
Voor de Metalektro, as a Lender
By: Oak Hill Advisors, L.P.
As Investment Manager

By:	/s/ Scott D. Krase
Name: Scott D. Krase
Title: Authorized Person
The Hartford Mutual Funds, Inc., on behalf of The Hartford High Yield Fund
By: Hartford Investment Management
Company, its Sub-advisor

Claims under the Credit Agreement:

Authorized Signatory:

By:	/s/ Francesco Ossino
Name: Francesco Ossino
Title: Senior Vice President
The Hartford Mutual Funds, Inc., on behalf of
The Hartford Income Fund
By Hartford Investment Management Company,
its Subadvisor
Claims under the Credit Agreement:
Authorized Signatory:

By:	/s/ Francesco Ossino
Name: Francesco Ossino
Title: Senior Vice President

The Hartford Mutual Funds, Inc., on behalf of
The Hartford Floating Rate Fund
By Hartford Investment Management
Company, its Sub-advisor
Claims under the Credit Agreement:
Authorized Signatory:

By:	/s/ Francesco Ossino

Name:	Francesco Ossino
Title:	Senior Vice President
The Hartford Mutual Funds, Inc., on behalf of
The Hartford Total Return Bond Fund
By Hartford Investment Management Company,
its Subadvisor
Claims under the Credit Agreement:
Authorized Signatory:

By: Name:	/s/ Francesco Ossino Francesco Ossino
Title:	Senior Vice President
Hartford Series Fund, Inc., on behalf of Hartford High
Yield HLS Fund
By: Hartford Investment Management
Company, its Sub-advisor
Claims under the Credit Agreement:
Authorized Signatory

By:	/s/ Francesco Ossino
Name:	Francesco Ossino
Title:	Senior Vice President
Hartford Series Fund, Inc., on behalf of
Hartford Total Return Bond HLS Fund
By Hartford Investment Management Company,
its Subadvisor
Claims under the Credit Agreement:
Authorized Signatory:

By:	/s/ Francesco Ossino

Name:	Francesco Ossino
Title:	Senior Vice President

The Investment and Administrative Committee of
The Walt Disney Company Sponsored Qualified Benefit Plans
and Key Employees Deferred Compensation and Retirement Plan

By:	Hartford Investment Management Company its Investment Manager
Claims under the Credit Agreement:
Authorized Signatory:

By: Name:	/s/ Francesco Ossino Francesco Ossino
Title :	Senior Vice President
Hartford Institutional Trust, on behalf of its Floating Rate
Bank Loan Series

By:	Hartford Investment Management Company, its Investment Manager
Claims under the Credit Agreement:
Authorized Signatory:

By:	/s/ Francesco Ossino
Name:	Francesco Ossino
Title:	Senior Vice President
State Board of Administration of Florida

By:	Hartford Investment Management Company, its Investment Manager
Claims under the Credit Agreement:
Authorized Signatory:

By: Name:	/s/ Francesco Ossino Francesco Ossino
Title:	Senior Vice President
Hartford Life and Accident Insurance Company

By:	Hartford Investment Management Company its Agent and Attorney-in-Fact
Claims under the Credit Agreement:
Authorized Signatory:

By: Name:	/s/ Francesco Ossino Francesco Ossino
Title:	Senior Vice President

The Hartford Mutual Funds. Inc., on behalf of
The Hartford Strategic Income Fund
By:	Hartford Investment Management Company
its Investment Manager

Claims under the Credit Agreement:

Authorized Signatory:

	By: Name:	/s/ Francesco Ossino Francesco Ossino
	Title:	Senior Vice President
Claims under the Credit Agreement:
Authorized Signatory:

ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD.

By:	ARES ENHANCED LOAN MANAGEMENT IR, L.P., as Portfolio Manager

By:	Ares Enhanced Loan IR GP, LLC, as its General Partner

By:	Ares Management LLC, as its Manager

By:	/s/ Seth J. Brufsky
Name: Seth J. Brufsky
Title: Authorized Signatory
Claims under the Credit Agreement:
Authorized Signatory:

ARES ENHANCED LOAN INVESTMENT STRATEGY IR-B LTD.

By:	ARES ENHANCED LOAN MANAGEMENT IR-B, L.P., as Portfolio Manager

By:	Ares Enhanced Loan IR-B GP, LLC, as its General Partner

By:	Ares Management LLC, as its Manager

By:	/s/ Seth J. Brufsky
Name:	Seth J. Brufsky
Title: Authorized Signatory

Claims under the Credit Agreement:
Authorized Signatory:

Ares IX CLO Ltd.

By:	Ares CLO Management IX, L.P., Investment Manager

By:	Ares CLO GP IX, LLC, Its General Partner

By:	Ares Management LLC, Its Managing Member

By:	/s/ Seth J. Brufsky

Name: Seth J. Brufsky
Title: Authorized Signatory
Claims under the Credit Agreement:
Authorized Signatory:

Ares VII CLO Ltd.

By:	Ares CLO Management VII, L.P., Investment Manager

By:	Ares CLO GP VII, LLC, Its General Partner

By:	/s/ Seth J. Brufsky
Name: Seth J. Brufsky
Title: Authorized Signatory
Claims under the Credit Agreement:
Authorized Signatory:

Ares VIII CLO Ltd.

By:	Ares CLO Management VIII, L.P., Investment Manager

By:	Ares CLO GP VIII, LLC, Its General Partner

By:	/s/ Seth J. Brufsky
Name: Seth J. Brufsky
Title: Authorized Signatory

Claims under the Credit Agreement:
Authorized Signatory:

Ares VIR CLO Ltd.

By:	Ares CLO Management VIR, L.P., Investment Manager

By:	Ares CLO GP VIR, LLC, Its General Partner

By:	/s/ Seth J. Brufsky
Name: Seth J. Brufsky
Title: Authorized Signatory
Claims under the Credit Agreement:
Authorized Signatory:

Ares VR CLO Ltd.

By:	Ares CLO Management VR, L.P., Investment Manager

By:	Ares CLO GP VR, LLC, Its General Partner

By:	/s/ Seth J. Brufsky
Name:	Seth J. Brufsky
Title:	Authorized Signatory

Claims under the Credit Agreement:
Authorized Signatory:

Ares X CLO Ltd.

By:	Ares CLO Management X, L.P., Investment Manager

By:	Ares CLO GP X, LLC, Its General Partner

By:	/s/ Seth J. Brufsky
Name:	Seth J. Brufsky
Title:	Authorized Signatory
Claims under the Credit Agreement:
Authorized Signatory:

ARES XI CLO Ltd.

By:	ARES CLO MANAGEMENT XI, L.P.

By:	ARES CLO GP XI, LLC, ITS GENERAL PARTNER

By:	ARES MANAGEMENT LLC, ITS MANAGER

By:	/s/ Seth J. Brufsky
Name:	Seth J. Brufsky
Title:	Authorized Signatory
Claims under the Credit Agreement:
Authorized Signatory:

Global Loan Opportunity Fund B.V.

By:	Ares Management Limited its Portfolio Manager

By:	/s/ Seth J. Brufsky
Name:	Seth J. Brufsky
Title:	Authorized Signatory

OAKTREE CAPITAL MANAGEMENT, L.P.,
on behalf of certain funds and accounts
Claims under the Credit Agreement:
Authorized Signatory:

By: Name:	/s/ Desmund Shirazi Desmund Shirazi
Title:	Managing Director

By:	/s/ Sheldon M. Stone
Name :	Sheldon M. Stone
Title:	Principal
GOLDMAN SACHS LENDING PARTNERS, LLC.
Claims under the Credit Agreement:
Authorized Signatory:

By: Name:	/s/ Andrew Caditz Andrew Caditz
Title:	Authorized Signatory
Bank of China, New York Branch
Claims under the Credit Agreement:
Authorized Signatory:

By:	/s/ William Warren Smith
Name:	William Warren Smith
Title:	Chief Lending Officer
THE BANK OF NEW YORK MELLON
Claims under the Credit Agreement:
Authorized Signatory:

By:	/s/ Edward J. DeSalvio
Name:	Edward J. DeSalvio
Title:	Vice President

Carlyle Credit Partners Financing I CLO-A, Ltd.
Claims under the Credit Agreement:
Authorized Signatory:

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle Credit Partners Financing I CLO-B, Ltd.
Claims under the Credit Agreement:
Authorized Signatory:

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle High Yield Partners 2008-1, Ltd.
Claims under the Credit Agreement:
Authorized Signatory:

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle High Yield Partners IV, Ltd.
Claims under the Credit Agreement:
Authorized Signatory:

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle High Yield Partners IX, Ltd.
Claims under the Credit Agreement:
Authorized Signatory:

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle High Yield Partners VI, Ltd.
Claims under the Credit Agreement:
Authorized Signatory:

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle High Yield Partners VII, Ltd.
Claims under the Credit Agreement:
Authorized Signatory:

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle High Yield Partners VIII, Ltd.
Claims under the Credit Agreement:
Authorized Signatory:

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle High Yield Partners X, Ltd.
Claims under the Credit Agreement:
Authorized Signatory:

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Claims under the Credit Agreement:
Authorized Signatory:
BLACK DIAMOND CLO 2006-1(CAYMAN), Ltd.
By: Black Diamond CLO 2006-1 Adviser, L.L.C.
As Its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name:	Stephen H. Deckoff
Title:	Managing Principal

CONTINENTAL CASUALTY COMPANY
Claims under the Credit Agreement:
Authorized Signatory:

Approved by
Law Dept.
By: Name:	/s/ Lynne Gugenheim Lynne Gugenheim	By: Date:	MPL 6-29-09
Title:	Senior Vice President and Deputy General Council
Claims under the Credit Agreement:
STYX PARTNERS, L.P.
By: Styx Associates LLC,
     its General Partner

By:	Kevin Genda
Name:	Kevin Genda
Title:	Senior Managing Director

Icahn Fund Sub 1 Ltd.
Claims under the Credit Agreement:
Authorized Signatory:

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Chief Compliance Officer

Icahn Fund Sub 2 Ltd.
Claims under the Credit Agreement:
Authorized Signatory:

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Chief Compliance Officer

Icahn Fund Sub 3 Ltd.
Claims under the Credit Agreement:
Authorized Signatory:

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Chief Compliance Officer

Icahn Fund Sub 4 Ltd.
Claims under the Credit Agreement:
Authorized Signatory:

By:	/s/ Keith Cozza
Name:	Keith Cozza
Title:	Chief Compliance Officer

Claims under the Credit Agreement:
Authorized Signatory:

By:	/s/ ChiFo Huang
Name:	ChiFo Huang
Title:	Platinum Grove Contingent Capital Master Fund Ltd.

KINGSLAND II, LTD.
Claims under the Credit Agreement:
Authorized Signatory:
By Kingsland Capital Management, LLC
as Manager

By:	/s/ Vincent Siino
Name:	Vincent Siino
Title:	Authorized Officer

KINGSLAND III, LTD.
Claims under the Credit Agreement:
Authorized Signatory:
By: Kingsland Capital Management, LLC
as Manager

By:	/s/ Vincent Siino
Name:	Vincent Siino
Title:	Authorized Officer

KINGSLAND IV, LTD.
Claims under the Credit Agreement:
Authorized Signatory:
By: Kingsland Capital Management, LLC
as Manager

By:	/s/ Vincent Siino
Name:	Vincent Siino
Title:	Authorized Officer

COMERICA BANK
Claims under the Credit Agreement:
Authorized Signatory:

By:	/s/ Sarah R. West
Name:	Sarah R. West
Title:	Vice President

ST. JAMES RIVER CLO, LTD.
Claims under the Credit Agreement:
Authorized Signatory:

By:	/s/ Bradley K. Bryan
Name:	Bradley K. Bryan
Title:	Senior Vice President

CLEAR LAKE CLO, LTD.
Claims under the Credit Agreement:
Authorized Signatory:

By:	/s/ Bradley K. Bryan
Name:	Bradley K. Bryan
Title:	Senior Vice President

SUMMIT LAKE CLO, LTD.
Claims under the Credit Agreement:
Authorized Signatory:

By:	/s/ Bradley K. Bryan
Name:	Bradley K. Bryan
Title:	Senior Vice President

VICTORIA FALLS CLO, LTD.
Claims under the Credit Agreement:
Authorized Signatory:

By:	/s/ Bradley K. Bryan
Name:	Bradley K. Bryan
Title:	Senior Vice President

DIAMOND LAKE CLO, LTD.
Claims under the Credit Agreement:
Authorized Signatory:

By:	/s/ Bradley K. Bryan
Name:	Bradley K. Bryan
Title:	Senior Vice President

CFIP Master Fund, Ltd.
By: Chicago Fundamental Investment
Partners, LLC, its Investment Manager
Claims under the Credit Agreement:
Authorized Signatory:

By:	/s/ Steven J. Novatney
Name:	Steven J. Novatney
Title:	General Counsel & CCO

CHGO Loan Funding Ltd.
By: Chicago Fundamental Investment
Partners, LLC, as Collateral Manager
Claims under the Credit Agreement:
Authorized Signatory:

By:	/s/ Steven J. Novatney
Name:	Steven J. Novatney
Title:	General Counsel & CCO

Claims under the Credit Agreement:
Authorized Signatory:
Taconic Capital Partners 1.5 L.P.
By: Taconic Capital Advisors, LP, as Investment Advisor

By:	/s/ Jon Jachman
Name:	Jon Jachman
Title:	Principal

Claims under the Credit Agreement:
Authorized Signatory:
Taconic Opportunity Fund L.P.
By: Taconic. Capital Advisors, LP, as Investment Advisor

By:	/s/ Jon Jachman
Name:	Jon Jachman
Title:	Principal

Claims under the Credit Agreement:
Fairway Loan Funding Company
By: Pacific Investment Management Company LLC,
      as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

Claims under the Credit Agreement:
Loan Funding III (Delaware) LLC
By: Pacific Investment Management Company LLC,
      as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

Claims under the Credit Agreement:
Mayport CLO Ltd.
By: Pacific Investment Management Company LLC,
      as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

Claims under the Credit Agreement:
Southport CLO, Limited
By: Pacific Investment Management Company LLC,
      as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

Claims under the Credit Agreement:
Waveland — INGOTS, LTD.
By: Pacific Investment Management Company LLC,
       as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

Columbus Park CDO Ltd.
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager
Claims under the Credit Agreement:
Authorized Signatory:

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

RIVERSIDE Park CLO Ltd.
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager
Claims under the Credit Agreement:
Authorized Signatory:

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

Fraser Sullivan CLO I Ltd.
Claims under the Credit Agreement:
Authorized Signatory:
By: Fraser Sullivan Investment Management, LLC, as
Collateral Manager

By:	Tighe P. Sullivan
Name:	Tighe P. Sullivan
Title:	Managing Partner

Fraser Sullivan CLO II Ltd.
Claims under the Credit Agreement:
Authorized Signatory:
By: Fraser Sullivan Investment Management, LLC, as
Collateral Manager

By:	Tighe P. Sullivan
Name:	Tighe P. Sullivan
Title:	Managing Partner

GULF STREAM-COMPASS CLO 2005-II, LTD
By: Gulf Stream Asset Management LLC
As Collateral Manager
GULF STREAM-SEXTANT CLO 2006-I, LTD
By: Gulf Stream Asset Management LLC
As Collateral Manager
Claims under the Credit Agreement:
Authorized Signatory:

By:	/s/ Barry K. Love
Name:	Barry K. Love
Title:	Chief Credit Officer

Claims under the Credit Agreement:
GENERAL ELECTRIC PENSION TRUST, as a
Lender
By: GE Asset Management Inc., as Collateral Manager

By:	/s/ John Flynn
Name:	John Flynn
Title:	Authorized Signatory

Claims under the Credit Agreement:
NAVIGATOR CDO 2003, LTD., as a Lender

By:	GE Asset Management Inc., as Collateral Manager

	By: Name:	/s/ John Flynn John Flynn
	Title:	Authorized Signatory
Claims under the Credit Agreement:
NAVIGATOR CDO 2004, LTD., as a Lender

By:	GE Asset Management Inc., as Collateral Manager

	By: Name:	/s/ John Campos John Campos
	Title:	Authorized Signatory
Claims under the Credit Agreement:
NAVIGATOR CDO 2005, LTD., as a Lender

By:	GE Asset Management Inc., as Collateral Manager

	By: Name:	/s/ John Flynn John Flynn
	Title:	Authorized Signatory
Zodiac Fund — Morgan Stanley US
Senior Loan Fund
By: Morgan Stanley Investment Management Inc. as
Investment Manager
Claims under the Credit Agreement:
Authorized Signatory:

By: Name:	/s/ William A. Housey Jr. WILLIAM A. HOUSEY JR.
Title:	Executive Director

Nuveen Floating Rate Income Opportunity Fund
By: Symphony Asset Management, LLC
Claims under the Credit Agreement:
Authorized Signatory:

By: Name:	/s/ James Kim James Kim
Title:	Associate Portfolio Manager
Symphony CLO I
By: Symphony Asset Management, LLC
Claims under the Credit Agreement:
Authorized Signatory:

By: Name:	/s/ James Kim James Kim
Title:	Associate Portfolio Manager
Symphony CLO II
By: Symphony Asset Management, LLC
Claims under the Credit Agreement:
Authorized Signatory:

By: Name:	/s/ James Kim James Kim
Title:	Associate Portfolio Manager

Claims under the Credit Agreement:
WhiteHorse I, Ltd
By: WhiteHorse Capital Partners, L.P.
As Collateral Manager
WhiteHorse IV, Ltd
By: WhiteHorse Capital Partners, L.P.
As Collateral Manager
WhiteHorse Capital Partners, L.P.
By WhiteRock Asset Advisors, LLC
As General Partner
Authorized Signatory:

/s/ Ethan Underwood Name: Ethan Underwood
Title: Portfolio Manager
Aladdin Capital LLC
Claims under the Credit Agreement:
Authorized Signatory:

By: Name:	/s/ James Bragg James Bragg
Title:	Director
Investment CBNA Loan Funding LLC
Claims under the Credit Agreement:
Authorized Signatory:

By: Name:	/s/ Andrew Valko Andrew Valko
Title:	ATTORNEY-IN-FACT

Hillmark Funding Ltd
By: Hillmark Capital Management, L.P.
       as collateral Manager as a lender
Claims under the Credit Agreement:
Authorized Signatory:

By:	/s/ Hillel Weinberger
Name:	Hillel Weinberger
Title:	Chairman
Golden Knight II CLO, Ltd.
Claims under the Credit Agreement:
Authorized Signatory:

By: Name:	/s/ Elizabeth McLean Elizabeth McLean
Title:	PORTFOLIO MANAGER
Lord Abbett Investment Trust – Lord Abbett Floating Rate Fund
Claims under the Credit Agreement:
Authorized Signatory:

By: Name:	/s/ Elizabeth McLean Elizabeth McLean
Title:	PORTFOLIO MANAGER